DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


EQUITY INVESTOR FUND          The objective of this Defined Fund is total return
CONCEPT SERIES                through a combination of capital appreciation and,
TELE-GLOBAL TRUST 2           to a lesser extent, current income by investing
(A UNIT INVESTMENT            for a period of about two years in a diversified
TRUST)                        portfolio of publicly traded common stocks issued
------------------------------by domestic and international companies engaged in
-- PROFESSIONAL SELECTION     a wide range of telecommunications activities.
-- DIVERSIFICATION            These issuers provide local, long distance and
-- REINVESTMENT OPTION        cellular telecommunications services as well as
                              telecommunications equipment and networking. The telecommunications industry is expected to continue to expand, stimulated by competition, globalization and introduction of new products.
                              There is no assurance that the Fund's objective will be met.
                              The value of units will fluctuate with the value of the common stocks in the Portfolio and no assurance can be given that the underlying common stocks will continue to pay dividends or that the underlying common stocks or the units will appreciate in value.
                              Minimum purchase: $250.



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
SPONSORS:                      PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                 UNLESS ACCOMPANIED BY EQUITY INVESTOR FUND
Pierce, Fenner & Smith         PROSPECTUS PART B.
Incorporated                   -------------------------------------------------
Smith Barney Inc.              INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Prudential Securities          1-800-323-1508.
Incorporated                   PROSPECTUS PART A DATED MAY 15, 1998.
Dean Witter Reynolds Inc.      INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
PaineWebber Incorporated       AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal bond portfolios
o Corporate bond portfolios
o Government bond portfolios
o Equity portfolios
o International bond and equity portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

The 34 stocks represented in the Fund are issued by companies that are expected to benefit from new telecommunications legislation and a perceived trend toward globalization of the telecommunications industry. Investing in the Portfolio, rather than in only one or two of the underlying common stocks, is a way to diversify your investment. Based upon the principal business of each issuer and current market values, the following types of telecommunications companies are represented in the Portfolio:


                                                    PORTFOLIO
                                                   PERCENTAGE
/ / Telecommunications Services
Regional Bells                                       18.91%
Independents                                          9.84%
Long Distance                                         4.15%
Wireless                                              2.72%
/ / Telecommunications Equipment                     15.57%
/ / Telecommunications Networking                    24.00%
/ / International                                    24.81%


----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------

Unit price fluctuates with the value of the Portfolio, and the value of the Portfolio could be affected by changes in the financial condition of the issuers, changes in the telecommunications industry, movements in stock prices generally, the impact of the Sponsors' purchase and sale of the securities (especially during the primary offering period of units) and other factors. Therefore, there is no guarantee that the objective of the Portfolio will be achieved.

Unlike a mutual fund, the Portfolio is not actively managed and the Sponsors receive no management fee. Therefore, the adverse financial condition of an issuer or any market movement in the price of a security will not necessarily require the sale of securities from the Portfolio or mean that the Sponsors will not continue to purchase the security in order to create additional Units. Although the Portfolio is regularly reviewed and evaluated and Sponsors may instruct the Trustee to sell securities under certain limited circumstances, securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation.

In addition, the Fund is concentrated in common stocks of domestic telecommunications companies and therefore is dependent to a significant extent on revenues generated from those particular activities (see Risk Factors--The Telecommunications Industry in Part B).

----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER 1,000 UNITS $1,303.01

The Public Offering Price as of January 31, 1998, the the evaluation date, is based on the aggregate value of the underlying securities ($44,073,924.51) divided by the number of units outstanding (34,781,200) times 1,000, plus sales charge. An amount equal to principal cash and income cash adjustments is added to the Public Offering Price. The Public Offering Price on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.

SALES CHARGES

The total sales charge for this investment combines an initial up-front sales charge and a deferred sales charge that will be deducted from the net asset value of the Portfolio quarterly on the 10th of each February, May, August and November.

QUARTERLY INCOME DISTRIBUTIONS

Distributions of income, if any, will be paid on the 25th day of March, June, September and December of each year to Holders of record on the 10th day of those months. In order to meet certain tax requirements, a special distribution of income including capital gains, may be paid to holders of record as of a date in December. Any capital gain net income will generally be distributed after the end of the year.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into additional units of the Portfolio subject only to the deferred sales charge remaining at the time of reinvestment. Reinvesting helps to compound your income for a greater total return.

TAXES

Distributions which are taxable as ordinary income to Holders will constitute dividends for federal income tax purposes and may, subject to certain limitations, be eligible for the dividends-received deduction for certain corporations (see Taxes in Part B). Corporate investors should be aware that the 46-day holding period for the dividends-received deduction must begin before and include each ex-dividend date and excludes the purchase date and any days on which the investor's investment is hedged. Foreign holders should be aware that distributions from the Fund will generally be subject to information reporting and withholding taxes.

Noncorporate investors may be entitled to a 20% maximum federal tax rate for capital gains derived from the Fund. (See Taxes in Part B.)

TAX BASIS REPORTING

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based on the amount paid to you (not including the deferred sales charge). Accordingly, you should not increase your basis in your units by the deferred sales charge.

TERMINATION DATE

The Portfolio will terminate by February 28, 2000. The final distribution will be made within a reasonable time afterward. The Portfolio may be terminated earlier if its value is less than 40% of the value of the securities when deposited. On the evaluation date, the value of the Portfolio was 118% of the value of the securities when deposited.

----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

SALES CHARGE

First-time investors pay a 2.75% sales charge when they buy. In addition, a deferred sales charge of $1.625 per 1,000 units will be deducted from the Portfolio's net asset value each quarter ($6.50 per year). This deferred method of payment keeps more of your money invested over a longer period of time. Although this is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                        As a %
                                     of Public       Amount per
                                 Offering Price     1,000 Units
                                 ---------------  ---------------
Maximum Initial Sales Charge            2.7500%     $    35.833
Maximum Deferred Sales Charge           1.1224%     $    14.625
                                 ---------------  ---------------
                                        3.8724%     $    50.458
                                 ---------------  ---------------
                                 ---------------  ---------------
Maximum Sales Charge Imposed on
  Reinvested Dividends                  1.1224%     $    14.625


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                     Amount per
                                                    1,000 Units
                                                   ---------------
Trustee's Fee                                         $    0.84
Portfolio Supervision, Bookkeeping and
  Administrative Fees                                 $    0.45
Organizational Expenses                               $    0.62
Other Operating Expenses                              $    0.50
                                                   ---------------
TOTAL                                                 $    2.41


This Fund (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.

COSTS OVER TIME

As of the evaluation date, January 31, 1998, you would have paid the following cumulative expenses for a $1,000 investment, assuming 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:


 1 Year     2 Years
   $37        $46


The example assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations applicable to mutual funds. For purposes of the example, the deferred sales charge imposed on reinvestment of dividends is not reflected until the year following payment of the dividend; the cumulative expenses would be higher if sales charges on reinvested dividends were reflected in the year of reinvestment.

The example should not be considered a representation of past or future expenses or annual rates of return; the actual expenses and annual rates of return may be more or less than the example.

REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. The redemption and secondary market repurchase price as of the evaluation date was $1,267.18 per 1,000 units ($35.83 per 1,000 units less than the Public Offering Price). This price reflects deductions of the deferred sales charge which declines over the life of the Portfolio. If you sell your units before the termination of the Portfolio, no further deferred sales charges will be deducted.

EQUITY INVESTOR FUND, CONCEPT SERIES
TELE-GLOBAL TRUST 2 - DEFINED ASSET FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS



The Sponsors, Trustee and Holders
of Equity Investor Fund, Concept Series
Tele-Global Trust 2 - Defined Asset Funds:

We have audited the accompanying statement of condition of Equity Investor Fund, Concept Series Tele-Global Trust 2 - Defined Asset Funds, including the portfolio, as of January 31, 1998 and the related statements of operations and of changes in net assets for the year ended January 31, 1998 and the period February 15, 1996 to January 31, 1997. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at January 31, 1997, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Investor Fund, Concept Series Tele-Global Trust 2 - Defined Asset Funds at January 31, 1998 and the results of its operations and changes in its net assets for the above-stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

New York, N.Y.
April 13, 1998

EQUITY INVESTOR FUND, CONCEPT SERIES
TELE-GLOBAL TRUST 2 - DEFINED ASSET FUNDS

STATEMENT OF CONDITION
AS OF JANUARY 31, 1998


TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $32,283,585) (Note 1)                                    $44,036,087
  Dividends receivable                                                  92,065
  Proceeds receivable from securities sold                              37,874
  Deferred organizational costs (Note 5)                                83,808

            Total trust property                                    44,249,834


LESS LIABILITIES:
  Redemptions payable                                $    58,891
  Accrued expenses                                         1,318
  Advance from Trustee                                    29,435
  Other liabilities (Note 5)                             124,130       213,774

NET ASSETS, REPRESENTED BY:
  34,781,200 units of fractional undivided interest
    outstanding (Note 3)                              43,974,242
  Undistributed net investment income                     61,818   $44,036,060

UNIT VALUE ($44,036,060 / 34,781,200 units)                           $1.26609


                              See Notes to Financial Statements.
                                              D-2

EQUITY INVESTOR FUND, CONCEPT SERIES
TELE-GLOBAL TRUST 2 - DEFINED ASSET FUNDS

STATEMENTS OF OPERATIONS

                                                                February 15,
                                                    Year Ended    1996 to
                                                   January 31,   January 31,
                                                       1998         1997

[S]                                                 [C]          [C]
INVESTMENT INCOME:
  Dividend income                                   $  730,023   $  513,713
  Foreign tax expense (Note 1)                         (33,200)    (24,146)
  Trustee's fees and expenses                          (50,486)    (39,784)
  Sponsors' fees                                       (11,334)     (12,967)

  Net investment income                                635,003      436,816

REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Realized gain on securities sold                   1,615,630       34,913
  Unrealized appreciation on investments             5,007,114    6,745,388

  Realized and unrealized gain on investments        6,622,744    6,780,301

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                   $7,257,747   $7,217,117


                              See Notes to Financial Statements.
                                              D-3

EQUITY INVESTOR FUND, CONCEPT SERIES
TELE-GLOBAL TRUST 2 - DEFINED ASSET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                February 15,
                                                  Year Ended      1996 to
                                                 January 31,     January 31,
                                                     1998           1997


OPERATIONS:
  Net investment income                           $   635,003    $   436,816
  Realized gain on securities sold                  1,615,630         34,913
  Unrealized appreciation of investments            5,007,114      6,745,388

  Net increase in net assets resulting
    from operations                                 7,257,747      7,217,117

 DISTRIBUTIONS TO HOLDERS (Note 2):
  Income                                             (626,062)      (444,210
  Principal                                          (876,870)

  Total distributions                              (1,502,932)      (444,210)

CAPITAL SHARE TRANSACTIONS:
  Deferred sales charges                             (235,691)      (159,541)
  Issuance of 1,935,865 and 36,592,328
    additional units                                2,250,357     34,327,506
  Redemptions of 3,769,299 and 339,287 units,
    respectively                                   (4,623,431)     (367,529)
  Deferred organizational costs                       (22,457)       (17,865)

  Net capital share transactions                   (2,631,222)    33,782,571

NET INCREASE IN NET ASSETS                          3,123,593     40,555,478

NET ASSETS AT BEGINNING OF PERIOD                  40,912,467        356,989

NET ASSETS AT END OF PERIOD                       $44,036,060    $40,912,467

PER UNIT:
  Income distributions during period                 $0.01755       $0.01315

  Principal distributions during period              $0.02531

  Net asset value at end of period                   $1.26609       $1.11738

TRUST UNITS OUTSTANDING AT END OF PERIOD           34,781,200     36,614,634

                              See Notes to Financial Statements.
                                              D-4

EQUITY INVESTOR FUND, CONCEPT SERIES
TELE-GLOBAL TRUST 2 - DEFINED ASSET FUNDS

NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(a) Securities are stated at value; for securities listed on a national securities exchange, value is based on the closing sale price on such exchange and, for securities not so listed, value is based on the current bid price on the over-the-counter market (see "How to Sell
Units - Trustee's Redemption of Units" in this Prospectus, Part B). Realized gains or losses on sales of securities are determined using the first-in, first-out cost method.

(b) The Fund is not subject to domestic income taxes. Accordingly, no provision for such taxes is required.

     Dividends received by the Fund from foreign issuers are, in most cases, subject to foreign withholding taxes. The Fund has made, and expects to continue to make, an election that will enable Holders to credit foreign withholding taxes against their Federal income tax liability on distributions by the Fund.

(c)  Dividend income is recorded on the ex-dividend date.

2.   DISTRIBUTIONS

     A distribution of net investment income is made to Holders on the 25th day of March, June, September and December each year. Receipts other than dividends, after deductions for redemptions and applicable expenses, are also distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

3.   NET CAPITAL

       Cost of 34,781,200 units at Dates of Deposit             $33,930,067
       Less sales charge                                            933,077
       Net amount applicable to Holders                          32,996,990
       Net cost of 4,108,586 units less redemption amounts
         paid                                                    (1,113,369)
       Principal distributions                                     (876,870)
       Deferred sales charges                                      (395,232)
       Deferred organizational costs                                (40,322)
       Realized gain on securities sold                           1,650,543
       Net unrealized appreciation of investments                11,752,502

       Net capital applicable to Holders                        $43,974,242

EQUITY INVESTOR FUND, CONCEPT SERIES
TELE-GLOBAL TRUST I - DEFINED ASSET FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)


4.   INCOME TAXES

     As of January 31, 1998, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $11,752,502 of which $14,536,953 related to appreciated securities and $2,784,451 related to depreciated securities. The cost of investment securities for Federal income tax purposes was $32,283,585 at January 31, 1998.

5.   DEFERRED ORGANIZATION COSTS

     Deferred organization costs are being amortized over a period of four years. Included in "Other liabilities" is $124,130 payable to the Trustee for reimbursement of costs related to the organization of the Trust.

6.   The Equity Income Fund has changed its name to Equity Investor Fund.

EQUITY INVESTOR FUND, CONCEPT SERIES
TELE-GLOBAL TRUST 2 - DEFINED ASSET FUNDS

PORTFOLIO
AS OF JANUARY 31, 1998


                                           Number of                     Current Annual    Cost of
          Portfolio No. and                Shares of      Percentage      Dividend Per   Securities
         Title of Securities              Common Stock    of Fund(3)        Share(2)       to Fund       Value(1)

 1   3Com Corp.                              30,900          2.33%           $0.0000    $ 1,398,392    $ 1,021,631
 2   ADC Telecommunications, Inc.            61,000          2.64             0.0000      1,276,211      1,162,812
 3   Airtouch Communications, Inc.           20,600          2.05             0.0000        629,767        903,825
 4   Aliant Communications, Inc.             20,600          1.46             0.6800        386,892        643,750
 5   Alltel Corp.                            20,600          2.00             1.1600        664,468        880,650
 6   Ameritech Corp. (6)                     41,200          4.02             2.4000      1,183,405      1,769,025
 7   AT&T Corp.                              20,600          2.93             1.3200        879,170      1,290,075
 8   Bay Networks, Inc.                      30,900          1.91             0.0000      1,036,744        840,094
 9   Bell Atlantic Corp. (4)                 27,467          5.77             3.0800      1,746,863      2,542,414
10   BellSouth Corp.                         20,600          2.83             1.4400        811,418      1,247,588
11   Cabletron Systems, Inc.                 40,200          1.32             0.0000      1,410,880        580,387
12   Century Telephone Enterprises           20,600          2.47             0.3700        680,517      1,086,650
13   Cisco Systems, Inc. (7)                128,375         18.38             0.0000      4,168,028      8,095,649
14   DSC Communications Corp.                30,900          1.40             0.0000        902,474        618,000
15   Ericsson Telefonaktiebolaget
       LM Ericsson                           30,980          2.71             0.3240        680,709      1,193,512
16   Frontier Corp.                          20,600          1.22             0.8900        617,842        536,888
17   GTE Corp.                               19,300          2.39             1.8800        836,790      1,053,056
18   Lucent Technologies, Inc.                6,656          1.34             0.0750        359,040        589,056
19   Motorola, Inc.                          10,300          1.39             0.4800        589,228        612,206
20   NCR Corp,.                                  10          0.00             0.0000            262            301
21   Nokia Corp.                             30,900          5.33             0.6866      1,161,045      2,348,400
22   Picturetel Corp.                        30,900          0.49             0.0000      1,063,830        214,369
23   QUALCOMM, Inc.                          30,900          3.64             0.0000      1,300,417      1,602,938
24   Royal PTT Nederland NV (5)              11,077          1.09             2.1730        413,390        479,080
25   SBC Communications, Inc.                29,300          5.17             1.7900      1,520,659      2,278,075
26   Southern New England
       Telecommunications Corp.              10,300          1.52             1.7600        429,477        670,787
27   Telecom Italia S.P.A. (8)               20,600          3.25             0.8459        657,880      1,429,125
28   Tele Danmark A/S                        20,600          1.53             1.2850        551,792        674,650
29   Telecom Corporation of
       New Zealand Ltd. (6)                  41,200          3.39             2.3140      1,450,440      1,493,500
30   Telefonica de Espana                    18,100          4.01             1.5410        931,005      1,767,012
31   Tellabs, Inc.                           40,400          4.70             0.0000      1,075,420      2,067,975
32   U.S. Cellular Corp.                     10,300          0.67             0.0000        349,028        296,769
33   US West Communications Corp.            10,300          1.13             2.1400        337,609        495,688
34   Vodafone Group PLC                      20,600          3.52             1.1450        782,493      1,550,150

TOTAL                                                      100.00%                      $32,283,585    $44,036,087


(1)   See Notes to Financial Statements.

(2)   Based on latest quarterly or semi-annual ordinary dividend declared.

(3)   Based on value.

(4)   Bell Atlantic merged with Nynex at .768 shares for each share of Nynex.

(5)   Includes 1 for 68 dividend option.

(6)   Includes 2 for 1 stock split.

(7)   Includes 3 for 2 stock split.

(8)   Name change from STET Societa Finanziaria Telefonica P.A.
                                           D-7

                                                  DEFINED
                             ASSET FUNDSSM


SPONSORS:                          EQUITY INVESTOR FUND
Merrill Lynch,                     CONCEPT SERIES
Pierce, Fenner & Smith IncorporatedTELE-GLOBAL TRUST 2
Defined Asset Funds
P.O. Box 9051
Princeton, N.J. 08543-9051         This Prospectus does not contain all of the
(609) 282-8500                     information with respect to the investment
Smith Barney Inc.                  company set forth in its registration
Unit Trust Department              statement and exhibits relating thereto which
388 Greenwich Street--23rd Floor   have been filed with the Securities and
New York, NY 10013                 Exchange Commission, Washington, D.C. under
(212) 816-4000                     the Securities Act of 1933 and the Investment
PaineWebber Incorporated           Company Act of 1940, and to which reference
1200 Harbor Blvd.                  is hereby made. Copies of filed material can
Weehawken, N.J. 07087              be obtained from the Public Reference Section
(201) 902-3000                     of the Commission, 450 Fifth Street, N.W.,
Prudential Securities Incorporated Washington, D.C. 20549 at prescribed rates.
One New York Plaza                 The Commission also maintains a Web site that
New York, N.Y. 10292               contains information statements and other
(212) 778-6164                     information regarding registrants such as
Dean Witter Reynolds Inc.          Defined Asset Funds that file electronically
Two World Trade Center--59th Floor with the Commission at http://www.sec.gov.
New York, N.Y. 10048               ------------------------------
(212) 392-2222                     No person is authorized to give any
TRUSTEE:                           information or to make any representations
The Chase Manhattan Bank           with respect to this investment company not
Customer Service Retail Department contained in its registration statement and
Bowling Green Station              exhibits relating thereto; and any
P.O. Box 5187                      information or representation not contained
New York, NY 10274-5187            therein must not be relied upon as having
1-800-323-1508                     been authorized.
                                   ------------------------------
                                   When Units of this Fund are no longer
                                   available this Prospectus may be used as a preliminary prospectus for a future series, in which case investors should note the following:
                                   Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange
                                   Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
                                   This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                      15179--5/98